                       TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of June 26, 2000 for the Collection Period of
                      May 1, 2000 through May 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
  Aggregate Net Investment Value (ANIV)                                                                        1,099,937,045.30
  Discounted Principal Balance                                                                                 1,099,937,045.30
  Servicer Advance                                                                                                 2,144,779.34
  Servicer Payahead                                                                                                3,039,194.68
  Number of Contracts                                                                                                    49,144
  Weighted Average Lease Rate                                                                                              7.74%
  Weighted Average Remaining Term                                                                                          38.7
  Servicing Fee Percentage                                                                                                 1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                                                 872,232,593.49
  Discounted Principal Balance                                                                                   869,655,625.12
  Servicer Advances                                                                                                2,934,536.26
  Servicer Pay Ahead Balance                                                                                       2,875,688.20
  Maturity Advances Outstanding                                                                                               -
  Number of Current Contracts                                                                                            48,092
  Weighted Average Lease Rate                                                                                              7.53%
  Weighted Average Remaining Term                                                                                          11.6

-----------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                          41,247,639.20
  Specified Reserve Fund Percentage                                                                                       9.630%
  Specified Reserve Fund Amount                                                                                  105,923,937.46


                                                               Class A              Class B                          Total
                                                                Amount               Amount                          Amount
                                                           --------------         ------------                   --------------
  Beginning Balance                                         97,598,163.39         1,073,070.00                    98,671,233.39
  Withdrawal Amount                                                     -                    -                                -
  Cash Capital Contribution                                             -                                                     -
  Transferor Excess                                          1,706,604.68                                          1,706,604.68
                                                           --------------         ------------                   --------------
  Reserve Fund Balance Prior to Release                     99,304,768.07         1,073,070.00                   100,377,838.07
  Specified Reserve Fund Balance                           104,850,867.46         1,073,070.00                   105,923,937.46
                                                           --------------         ------------                   --------------
  Release to Transferor                                                 -                    -                                -
  Ending Reserve Fund Balance                               99,304,768.07         1,073,070.00                   100,377,838.07
  Prior Cumulative Withdrawal Amount                                    -                    -                                -
  Cumulative Withdrawal Amount                                          -                    -                                -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                                VEHICLES
                                                                                             --------
  Liquidated Contracts                                                                         114
                                                                                               ---
  Discounted Principal Balance                                                                               2,039,107.54
  Net Liquidation Proceeds                                                                                  (1,748,173.53)
  Recoveries - Previously Liquidated Contracts                                                                 (37,041.23)
                                                                                                       -------------------
  Aggregate Credit Losses for the Collection Period                                                            253,892.78
                                                                                                       -------------------
  Cumulative Credit Losses for all Periods                                                                   8,398,952.92
                                                                                                       ===================
  Repossessed in Current Period                                                                 75
                                                                                               ---
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                  Annualized Average
FOR EACH COLLECTION PERIOD:                                                                               Charge-Off Rate
  Second Preceding Collection Period                                                                                 0.56%
  First Preceding Collection Period                                                                                  0.42%
  Current Collection Period                                                                                          0.34%
-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
  Three Month Average                                                                                                0.44%
  Charge-off Rate Indicator ( > 1.25%)                                                                  CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                       Percent     Accounts     Percent          ANIV
                                                                            -------     --------     -------      -------------
  31-60 Days Delinquent                                                       1.37%       660           1.29%       11,277,442.15
  61-90 Days Delinquent                                                       0.08%        37           0.07%          652,432.18
  Over 90 Days Delinquent                                                     0.05%        23           0.04%          388,000.23
                                                                                        --------                    -------------
  Total Delinquencies                                                                     720                       12,317,874.56
                                                                                        ========                    =============
RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                         0.10%
  First Preceding Collection Period                                                                                          0.16%
  Current Collection Period                                                                                                  0.12%
-----------------------------------------------------------------------------------------------------------------------------------

CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                        0.13%
  Delinquency Percentage Indicator ( > 1.25%)                                                                   CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                           Vehicles
                                                                                      --------
  Matured Lease Vehicle Inventory Sold                                                   118                         1,615,853.42
                                                                                      --------
  Net Liquidation Proceeds                                                                                          (1,530,419.77)
                                                                                                                    --------------
  Net Residual Value (Gain) Loss                                                                                        85,433.65
                                                                                                                    ==============
  Cumulative Residual Value (Gain) Loss all periods                                                                  2,242,780.59
                                                                                                                    ==============

                                                                                                       Average          Average
                                                     Number       Scheduled            Sale        Net Liquidation      Residual
                                                      Sold        Maturities           Ratio           Proceeds          Value
                                                     ------       ----------           -----       ---------------     ----------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collection Period                   192            376              51.06%           13,300.03       14,471.95
  First Preceding Collection Period                    172            283              60.78%           14,719.79       15,693.94
  Current Collection Period                            118            174              67.82%           12,969.66       13,718.85
  Three Month Average                                                                                   13,725.79       14,723.64

Ratio of Three Month Average Net                                                                                        ---------
  Liquidation Proceeds to Average Residual Value                                                                            93.22%
                                                                                                                        ---------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                       AMOUNT/RATIO            TEST MET?
                                                                                           ---------------      -----------------
  a) Number of Vehicles Sold > 25% of Scheduled Maturities                                     67.82%                  YES

  b) Number of Scheduled Maturities > 500                                                        174                    NO

  c) 3 Month Average Matured Leased Vehicle Proceeds < 75%of Avg. Residual Values              93.22%                   NO

  Residual Value Indicator (condition met if tests a, b and c = YES)                                             CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

                        TOYOTA MOTOR CREDIT CORPORATION
          Servicer's Certificate - Toyota Auto Lease Trust 1998-B
       Distribution Date of June 26, 2000 for the Collection Period of
                        May 1, 2000 through May 31, 2000


                                                                           Certificate Balance     Class A1         Class A2
                                                                           -------------------     --------         --------
                                                                 Total     Percent  Balance        Balance          Balance
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                  98.00%
  Interest Collections                                       6,616,180.39
  Net Investment Income                                        950,518.06
  Non-recoverable Advances                                     (75,433.20)
                                                            -------------
  Available Interest                                         7,491,265.25           7,347,580.15     2,283,470.25     3,919,389.23
  Class A1, A2, A3 Notional Interest Accrual Amount         (4,546,833.33)         (4,546,833.33)   (1,493,541.67)   (2,611,458.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                            -                      -                -                -
  Interest Accrual for Adjusted Class B Certificate Bal.      (390,478.25)           (390,478.25)
  Class B Interest Carryover Shortfall                                  -                      -
  Servicer's Fee                                              (745,481.95)           (729,105.44)
  Capped Expenses                                              (28,408.14)            (27,784.08)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                    -                      -
  Uncapped Expenses                                                     -                      -
                                                            -------------          -------------
  Total Unallocated Interest                                 1,780,063.58           1,653,379.05
  Excess Interest to Transferor                                         -          (1,653,379.05)
                                                            -------------          -------------
       Net Interest Collections Available                    1,780,063.58
                                                            -------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                   (331,872.21)
  ACCELERATED PRINCIPAL DISTRIBUTION:                         (181,715.12)
  DEPOSIT TO RESERVE FUND:                                   1,706,604.68
  WITHDRAWAL FROM RESERVE FUND:                                         -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                  440,128.43
  NET WITHDRAWAL FROM THE RESERVE FUND:                                 -

PRINCIPAL:
  Current Loss Amount                                         (339,326.43)           (331,872.21)     (331,872.21)               -
  Loss Reimbursement from Transferor                           331,872.21             331,872.21       331,872.21                -
  Loss Reimbursement from Reserve Fund                                  -                      -                -                -
                                                            -------------          -------------    -------------     ------------
       Total                                                    (7,454.22)                     -                -                -

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                     -
  Current increase (decrease)                                           -
                                                            -------------
  Ending Balance                                                        -

CLASS A INTEREST SUBORDINATED:
  Beginning Balance                                                     -
  Current increase (decrease)                                           -
                                                            -------------
  Ending Balance                                                        -

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                     -
  Current increase (decrease)                                           -
                                                            -------------
  Ending Balance                                                        -

CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                     -
  Current increase (decrease)                                           -
                                                            -------------
  Ending Balance                                                        -

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                         -                      -                -                -
  Allocations - Current Period                              21,898,165.26          21,898,165.26    21,898,165.26                -
  Allocations - Accelerated Principal Distribution             181,715.12             181,715.12       181,715.12                -
  Allocations - Not Disbursed Beginning of Period          203,011,476.89         203,011,476.89   203,011,476.89                -
  Allocations - Not Disbursed End of Period                225,091,357.27         225,091,357.27   225,091,357.27                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                         -                      -                -                -
  Allocations - Current Period                               4,937,311.58           4,937,311.58     1,493,541.67     2,611,458.33
  Allocations - Not Disbursed Beginning of Period            9,874,623.16           9,874,623.16     2,987,083.34     5,222,916.66
  Allocations - Not Disbursed End of Period                 14,811,934.74          14,811,934.74     4,480,625.01     7,834,374.99
DUE TO TRUST - CURRENT PERIOD:                                                                 -
  Total Deposit to/(Withdrawal from) Reserve Fund            1,706,604.68
  Due To Trust                                              26,066,673.90          26,066,673.90    23,278,021.43     2,104,427.42
                                                            -------------          -------------    -------------     ------------
     Total Due To Trust                                     27,773,278.58          26,066,673.90    23,278,021.43     2,104,427.42
-----------------------------------------------------------------------------------------------------------------------------------


                                                                 Class A3          Class B              Transferor Interest
                                                                 --------          -------         ----------------------------
                                                                  Balance          Balance             Interest      Principal
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                              657,094.12       487,626.55      143,685.10
  Class A1, A2, A3 Notional Interest Accrual Amount              (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                               -
  Interest Accrual for Adjusted Class B Certificate Ba                            (390,478.25)
  Class B Interest Carryover Shortfall                                                      -
  Servicer's Fee                                                                                   (16,376.51)
  Capped Expenses                                                                                     (624.06)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                        -
  Uncapped Expenses                                                                                         -
                                                                                                 ------------
  Total Unallocated Interest                                                                       126,684.53
  Excess Interest to Transferor                                                                  1,653,379.05
                                                                                                 ------------
       Net Interest Collections Available                                                        1,780,063.58
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                       (331,872.21)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                             (181,715.12)
                                                                                                 ------------
  DEPOSIT TO RESERVE FUND:                                                                       1,266,476.25
                                                                                                 ------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                      -                -                       (7,454.22)
  Loss Reimbursement from Transferor                                       -                -     (331,872.21)
  Loss Reimbursement from Reserve Fund                                     -                -
                                                               -------------    -------------                      ------------
       Total                                                               -                -                       (7,454.22)

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS A INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                            -                -                               -
  Allocations - Current Period                                             -                -
  Allocations - Accelerated Principal Distribution                         -                -
  Allocations - Not Disbursed Beginning of Period                          -                -
  Allocations - Not Disbursed End of Period                                -                -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                            -                -               -
  Allocations - Current Period                                    441,833.33       390,478.25
  Allocations - Not Disbursed Beginning of Period                 883,666.66       780,956.50
  Allocations - Not Disbursed End of Period                     1,325,499.99     1,171,434.75

DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/(Withdrawal from) Reserve Fund
  Due To Trust                                                    356,828.50       327,396.55                -              -
                                                               -------------    -------------    -------------     ------------
     Total Due To Trust                                           356,828.50       327,396.55                -              -

                        TOYOTA MOTOR CREDIT CORPORATION
              Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of June 26, 2000 for the Collection Period of
                       May 1, 2000 through May 31, 2000

                                                                       Certificate Balance                Class A1
                                                                       -------------------                --------
                                                      Total           Percent      Balance          Percent      Balance
-------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)       1,099,937,045.30
  Discounted Principal Balance                1,099,937,045.30
  Initial Notional/Certificate Balance                       -     100.00%    1,077,938,000.00    31.08%      335,000,000.00
  Percent of ANIV                                                                        98.00%                        30.46%
  Certificate Factor                                                                 1.0000000                     1.0000000
  Notional/Certificate Rate                                                                                           5.3500%
  Target Maturity Date                                                                                      October 25, 2000
  Servicer Advance                                2,144,779.34
  Servicer Payahead                               3,039,194.68
  Number of Contracts                                   49,144
  Weighted Average Lease Rate                             7.74%
  Weighted Average Remaining Term                         38.7
  Servicing Fee Percentage                                1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value                894,578,341.40
  Discounted Principal Balance                  892,231,349.19
  Notional/Certificate Balance                                                1,077,938,000.00                335,000,000.00
  Adjusted Notional/Certificate Balance                                         874,926,523.11                131,988,523.11
  Percent of ANIV                                                                        97.80%                        14.75%
  Certificate Factor                                                                 1.0000000                     1.0000000
  Servicer Advances                               3,444,947.95
  Servicer Pay Ahead Balance                      2,569,239.52
  Maturity Advances Outstanding                              -
  Number of Current Contracts                           48,802
  Weighted Average Lease Rate                             7.54%
  Weighted Average Remaining Term                         12.6

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                872,232,593.49
  Discounted Principal Balance                  869,655,625.12
  Notional/Certificate Balance                                                1,077,938,000.00                335,000,000.00
  Adjusted Notional/Certificate Balance                                         852,846,642.73                109,908,642.73
  Percent of ANIV                                                                        97.78%                        12.60%
  Certificate Factor                                                                 1.0000000                     1.0000000
  Servicer Advances                               2,934,536.26
  Servicer Pay Ahead Balance                      2,875,688.20
  Maturity Advances Outstanding                              -
  Number of Current Contracts                           48,092
  Weighted Average Lease Rate                             7.53%
  Weighted Average Remaining Term                         11.6
  Prior Certificate Interest Payment Date       March 27, 2000
  Next Certificate Interest Payment Date    September 25, 2000
-------------------------------------------------------------------------------------------------------------------------------

                                                       Class A2                             Class A3
                                                       --------                             --------
                                                Percent        Balance             Percent           Balance
-------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance          53.34%       575,000,000.00          8.94%       96,400,000.00
  Percent of ANIV                                                     52.28%                              8.76%
  Certificate Factor                                              1.0000000                          1.0000000
  Notional/Certificate Rate                                          5.4500%                            5.5000%
  Target Maturity Date                                   September 25, 2001                  February 25, 2002
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                               575,000,000.00                      96,400,000.00
  Adjusted Notional/Certificate Balance                      575,000,000.00                      96,400,000.00
  Percent of ANIV                                                     64.28%                             10.78%
  Certificate Factor                                              1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                               575,000,000.00                      96,400,000.00
  Adjusted Notional/Certificate Balance                      575,000,000.00                      96,400,000.00
  Percent of ANIV                                                     65.92%                             11.05%
  Certificate Factor                                              1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number  Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
-------------------------------------------------------------------------------------------------------------------------------

                                                            Class B                          Transferor Interest
                                                            -------                          -------------------
                                                  Percent             Balance                      Balance
-------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance             6.64%          71,538,000.00                 21,999,045.30
  Percent of ANIV                                                          6.50%                         2.00%
  Certificate Factor                                                  1.0000000
  Notional/Certificate Rate                                              6.5500%
  Target Maturity Date                                       September 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                    71,538,000.00                 19,651,818.29
  Adjusted Notional/Certificate Balance                           71,538,000.00                 19,651,818.29
  Percent of ANIV                                                          8.00%                         2.20%
  Certificate Factor                                                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                    71,538,000.00                 19,385,950.76
  Adjusted Notional/Certificate Balance                           71,538,000.00                 19,385,950.76
  Percent of ANIV                                                          8.20%                         2.22%
  Certificate Factor                                                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                       Vehicles
---------------------------------                                       --------
  Principal Collections                                                                   9,834,345.71
  Prepayments in Full                                                     473             8,791,700.87
                                                                          ---
  Reallocation Payment                                                     5                 64,740.37
                                                                          ---
  Interest Collections                                                                    6,616,180.39
  Net Liquidation Proceeds and Recoveries                                                 1,785,214.76
  Net Liquidation Proceeds - Vehicle Sales                                                1,530,419.77
  Non-Recoverable Advances                                                                  (75,433.20)
                                                                                         -------------
  Total Available                                                                        28,547,168.67
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                            Amount               Annual Amount
                                                                         ------               -------------
  Total Capped Expenses Paid                                           28,408.14                142,040.70
  Total Uncapped Expenses Paid                                                 -                         -
  Capped and Uncapped Expenses Due                                             -                         -

SERVICER'S FEE DUE:
  Servicer's Fee Shortfall
  Carryforward                                                                 -
  Servicer's Fee Due Current Period                                   745,481.95
  Servicer's Fee Paid                                                 745,481.95
  Servicer's Fee Balance Due                                                   -
SUPPLEMENTAL SERVICER'S FEES                                           92,635.31
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                      Vehicles                      Amount
----------------                                                       --------                      ------
  Beginning Unreinvested Principal Collectns                                                              -
  Principal Collections & Liquidated Contrts                                                              -
  Allocation to Subsequent Contracts                                      0                               -
                                                                         ---                         -------
  Ending Unreinvested Principal Collections                                                               -
---------------------------------------------------------------------------------------------------------------------






I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Holly Pearson
---------------------------------------
Holly Pearson, Treasury Manager


                                   Page 3